UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 22, 2009

(Date of earliest event reported)

ST. JUDE MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  0-8672

Minnesota	41-1276891
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One St. Jude Medical Drive

St. Paul, Minnesota 55117

(Address of principal executive offices, including zip code)

(651) 756-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On January 4, 2009, St. Jude Medical, Inc. (the Company, we, us and our) adopted Financial Accounting Standards Board Staff Position (FSP) Accounting Principles Board (APB) Opinion No. 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) (FSP APB No. 14-1), which requires the proceeds from the issuance of certain convertible debt instruments to be allocated between the liability (debt) and equity (conversion option) components in a manner that reflects the entity’s nonconvertible debt borrowing rate when interest expense is recognized in subsequent periods. The resulting debt discount is amortized over the period the convertible debt is expected to be outstanding as additional non-cash interest expense.

The Company’s 2009 adoption of FSP APB No. 14-1 does not impact the 2009 financial statements; however, FSP APB No. 14-1 requires retrospective application to all prior periods presented. As a result, the Company’s historical financial statements must be adjusted to reflect the revised accounting treatment under FSP APB No. 14-1 for both the Company’s 1.22% Convertible Senior Debentures due 2008 (1.22% Convertible Debentures) and 2.80% Convertible Senior Debentures due 2035 (2.80% Convertible Debentures), which were issued in April 2007 and December 2005, respectively. The 1.22% Convertible Debentures matured in December 2008, and the 2.80% Convertible Debentures were substantially retired before January 3, 2009 (our fiscal 2008 year-end).

The Company is filing this Current Report on Form 8-K to reflect the impact of the adoption of FSP APB No. 14-1 on the Company’s historical financial statements and other information included in St. Jude Medical’s Annual Report on Form 10-K for the fiscal year ended January 3, 2009 filed with the Securities and Exchange Commission on February 27, 2009 (2008 Annual Report on Form 10-K).

The following information is included in Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and reflects the impact of the Company’s adoption of FSP APB No. 14-1 for the periods presented:

•	Selected Financial Data (originally filed as part of Exhibit 13 to, and incorporated by reference into Item 6 of, the 2008 Annual Report on Form 10-K)

•

Management’s Discussion and Analysis of Financial Condition and Results of Operations (originally filed as part of Exhibit 13 to, and incorporated by reference into Item 7 of, the 2008 Annual Report on Form 10-K)

•	Consolidated Financial Statements and Notes thereto (originally filed as part of Exhibit 13 to, and incorporated by reference into Items 8 and 15 of, the 2008 Annual Report on Form 10-K)

•	Computation of Ratio of Earnings to Fixed Changes (originally filed as Exhibit 12 to the 2008 Annual Report on Form 10-K)

The other sections of our 2008 Annual Report on Form 10-K were not affected by our adoption of FSP APB No. 14-1 and are not filed herewith.

See further details of the retrospective impact of the adoption of FSP APB No. 14-1 in Note 15 to the Consolidated Financial Statements filed herewith.

Other than for the purpose described above, the revised sections of the 2008 Annual Report on Form 10-K filed herewith do not reflect events occurring after the filing of the 2008 Annual Report on Form 10-K and do not update or modify the disclosures in the 2008 Annual Report on Form 10-K. This Current Report on Form 8-K should be read in conjunction with our 2008 Annual Report on Form 10-K, our Quarterly Report on Form 10-Q for the quarterly period ended April 4, 2009 and our Current Reports on Form 8-K filed since February 27, 2009, and any amendments thereto, for more recent information.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm

99.1

Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Consolidated Financial Statements and Notes thereto (originally filed as Exhibit 13 to the 2008 Annual Report on Form 10-K)

99.2	Revised Computation of Ratio of Earnings to Fixed Charges (originally filed as Exhibit 12 to the 2008 Annual Report on Form 10-K)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JUDE MEDICAL, INC.

Date: July 22, 2009
	By:	/s/ Pamela S. Krop
Pamela S. Krop Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1

Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Consolidated Financial Statements and Notes thereto (originally filed as Exhibit 13 to the 2008 Annual Report on Form 10-K)

99.2	Revised Computation of Ratio of Earnings to Fixed Charges (originally filed as Exhibit 12 to the 2008 Annual Report on Form 10-K)